UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

LINKTORY INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41533	98-1594163
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2502, Block B, Fuli Gemini No. 55 East Third Ring Middle Road Chaoyang District, Beijing, China 86-010-87713884
(Address and Telephone Number of Principal Executive Offices)

(917) 310-3069

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On October 10, 2023, Granit Gjoni, the previous majority shareholder of the Company, entered into a stock purchase agreement for the sale of 3,500,000 shares of Common Stock of the Company, to Changmin Zhou, with address at Unit 2, Building 6, No.78 Baiziwan South 2nd Road, Chaoyang District, Beijing, China.

As a result of the acquisition of 3,500,000 shares of common stock, Changmin Zhou holds approximately 59% of the issued and outstanding shares of Common Stock of the Company, and as such it is able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Also on October 10, 2023, the previous sole officer and director of the company, Granit Gjoni, resigned his positions with the Company. Upon such resignations, Changmin Zhou was appointed as Chief Executive Officer, Chairman of the Board, Treasurer and Secretary, and Director of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

Changmin Zhou

From 2010 to 2018, Mr. Zhou was the General Manager of Beijing Bofuel Heating Service Co., LTD. From 2018 to 2021, Mr. Zhou was the General Manager of Beijing Tongrentang Baokang Technology CO., LTD. Since 2021, he has been the Chairman of Beijing Wenrentang Biotechnology CO., LTD.

Mr. Zhou received his bachelor degree from Beijing Geely University in 1999. He also received EMBA from Tsinghua University in 2013.

Item 8.01 Other Events.

On October 10, 2023, the Company’s location and the location of the Company’s books and records has changed from Bulevardi Deshmoret e Kombit, Twin Tower Tirana, Albania 1001 to 2502, Block B, Fuli Gemini, No. 55 East Third Ring Middle Road, Chaoyang District, Beijing, China.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKTORY INC.

Date: October 23, 2023	By:	/s/ Changmin Zhou
Name: Changmin Zhou
Title: CEO

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